SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 31, 2014

Cross Click Media Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-165692	47-1771976
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8275 S. Eastern Avenue, Suite 200-661, Las Vegas, NV	89123
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (855) 873-7992

_____________________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 – Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Effective December 31, 2014, Ed Arguelles resigned as a member of our board of directors. There was no known disagreement with Mr. Arguelles on any matter relating to the Company’s operations, policies or practices.

SECTION 8 – OTHER EVENTS

Item 8.01 Other Events

On January 2, 2015, our board of directors authorized management to engage in a stock buy-back program under which we may purchase up to 300,000,000 shares of our Common Stock. Purchases may be made only upon the condition that they are funded with new revenue from operations and that use of funds for stock buybacks does not hinder the further operations of the Company or our subsidiaries.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cross Click Media Inc.

Date:	January 7, 2014

/s/ Gary R. Gottlieb
By:	Gary R. Gottlieb
Title:	Secretary

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